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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
Cerus Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CERUS CORPORATION
2411 Stanwell Drive
Concord, CA 94520

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 5, 2002

TO THE STOCKHOLDERS OF CERUS CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CERUS CORPORATION, a Delaware corporation (the "Company"), will be held on Wednesday, June 5, 2002 at 9:00 a.m., local time, at the Company's offices at 2411 Stanwell Drive, Concord, California, for the following purposes:

1.
To elect two directors to hold office until the 2005 Annual Meeting of Stockholders.

2.
To approve an amendment to the Company's 1999 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under such plan by 1,000,000 shares.

3.
To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.

4.
To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 17, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors
Lori L. Roll Corporate Secretary

Concord, California
May 3, 2002

        ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE OR, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, YOU MAY BE ABLE TO VOTE ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED WITH YOUR VOTING FORM. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

CERUS CORPORATION
2411 Stanwell Drive
Concord, CA 94520

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
June 5, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of Cerus Corporation, a Delaware corporation ("Cerus" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, June 5, 2002, at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's offices at 2411 Stanwell Drive, Concord, California. The Company intends to mail this proxy statement and accompanying proxy card on or about May 3, 2002 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

        Cerus will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock of the Company for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of Cerus common stock at the close of business on April 17, 2002, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 17, 2002, the Company had outstanding and entitled to vote 15,782,062 shares of common stock. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE

For Shares Registered in the Name of a Broker or Bank

        Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company's proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services' voting web site (www.proxyvote.com).

        Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Daylight Time, on June 4, 2002. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

        The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, 2411 Stanwell Drive, Concord, California 94520, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

        The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and proxy for the Company's 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 3, 2003. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so not earlier than March 7, 2003 and not later than April 6, 2003. Stockholders are also advised to review the Company's bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company's restated certificate of incorporation and bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of Board members) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

        The Board of Directors is presently composed of six members. There are two directors in the class whose term of office expires in 2002. Each of the nominees for election to this class is currently a director of the Company. Stephen T. Isaacs was previously elected by the stockholders. Bruce C. Cozadd was elected by the Board in 2001 to fill a vacancy. If elected at the Annual Meeting, each of the nominees would serve until the 2005 annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

        Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

        Stephen T. Isaacs, 53, founded Cerus in September 1991 and has served as President, Chief Executive Officer and a member of the Board of Directors since that time. Mr. Isaacs was previously President and Chief Executive Officer of HRI, a research and development company, from September 1984 to December 1996. From 1975 to 1986, Mr. Isaacs held a faculty research position at the University of California at Berkeley.

        Bruce C. Cozadd, 38, has served as a member of the Board of Directors of Cerus since November 2001. Mr. Cozadd was Executive Vice President and Chief Operating Officer of ALZA Corporation, a pharmaceutical company, from 2000 until 2001 and held various management positions at ALZA from 1991-2000, including Senior Vice President and Chief Financial Officer. Previously, Mr. Cozadd was a member of the health care investment banking team at Smith Barney, Harris Upham & Co. Mr. Cozadd is currently a director of Genencor International, Inc., a biotechnology company, as well as a number of private companies.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

        B.J. Cassin, 68, has served as Chairman of the Board of Cerus since December 1992. Mr. Cassin has been a private venture capitalist since 1979. Previously, Mr. Cassin co-founded Xidex Corporation, a manufacturer of data storage media, in 1969. Mr. Cassin is currently a director of Symphonix Devices, Inc. and PDF Solutions, Inc., as well as a number of private companies.

        William R. Rohn, 58, has served as a member of the Board of Directors of Cerus since March 2002. Mr. Rohn has been President and Chief Operating Officer of IDEC Pharmaceuticals, a biotechnology company, since 1998. Mr. Rohn joined IDEC in 1993 as Senior Vice President, Commercial and Corporate Development and was appointed Senior Vice President, Commercial Operations in 1996. From 1984 until 1993, Mr. Rohn was employed by Adria Laboratories, a pharmaceutical company, most recently as Senior Vice President of Sales and Marketing. Mr. Rohn serves as a director for Pharmacyclics, Inc., a pharmaceutical company.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING

        John E. Hearst, Ph.D., D.Sc., 66, a co-founder of Cerus, has served as a member of the Board of Directors since September 1991. He has been the Company's Vice President, New Science Opportunities since July 1996. From January 1996 until July 1996, Dr. Hearst served as Director, New Science Opportunities. Dr. Hearst was a Professor of Chemistry at the University of California at Berkeley from 1962 to 1996. As an Emeritus Professor, he retains the position of Senior Staff Scientist at the Lawrence Berkeley Laboratory. He served as Director of the Chemical Dynamics Division at the Lawrence Berkeley Laboratory from 1986 to 1989.

        C. Raymond Larkin, Jr., 53, has served as a member of the Board of Directors of Cerus since January 2000. Mr. Larkin has been a Principal of 3x Nell, LLC, a company that invests in and provides consulting services to the medical device, biotechnology and pharmaceutical industries, since 1998.

From 1989 to 1997, Mr. Larkin was President and Chief Executive Officer of Nellcor Puritan Bennett, Inc., a medical products company. Mr Larkin is currently a director of ArthroCare Corporation, a medical device developer and manufacturer, Da Vita, Inc., a medical device service provider, and Hanger Orthopedic Group, Inc., a professional orthopedic practice management company, as well as a number of private companies.

BOARD COMMITTEES AND MEETINGS

        During the fiscal year ended December 31, 2001, the Board of Directors held seven meetings and acted by written consent four times. The Board has an Audit Committee and a Compensation Committee. The Board does not have a standing nominating committee.

        The Audit Committee meets with the Company's independent auditors to review the plan for and results of the annual audit and discuss the financial statements included in the Company's Annual Report on Form 10-K; recommends to the Board the independent auditors to be retained; oversees the independence of such auditors; evaluates their performance and receives and considers the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is governed by a written charter adopted by the Board. The Audit Committee, which is currently composed of three independent (as defined in the rules of the Nasdaq Stock Market) directors, Messrs. Cassin, Cozadd and Larkin, met twice during the fiscal year ended December 31, 2001.

        The Compensation Committee sets the Company's compensation policies, evaluates the performance and determines the compensation of executive officers and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee also administers the issuance of stock options and other awards under the Company's 1996 and 1999 Equity Incentive Plans, 1998 Non-Officer Stock Option Plan and Employee Stock Purchase Plan. During the fiscal year ended December 31, 2001, the Compensation Committee was composed of Messrs. Cassin and McNerney, each of whom was an outside director. The Compensation Committee met once and acted by written consent 11 times during such fiscal year. Mr. Larkin joined the Compensation Committee after Mr. McNerney's resignation from the Board of Directors in December 2001. The Compensation Committee currently is composed of Messrs. Cassin and Larkin, each of whom is an outside director. The Company's Non-Officer Stock Option Committee was established in April 2001 and is composed of Mr. Isaacs. Such committee may award stock options to new employees who are not officers, within limits established by the Compensation Committee.

        During the fiscal year ended December 31, 2001, each Board member, except Mr. Larkin, attended at least 75% or more of the aggregate of the meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, respectively.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO THE 1999
EQUITY INCENTIVE PLAN, AS AMENDED

        In April 1999, the Board of Directors adopted, and in July 1999 the stockholders approved, the Cerus Corporation 1999 Equity Incentive Plan (the "Incentive Plan"). In 2000 and 2001, the Board adopted, and the stockholders approved, amendments to the Incentive Plan increasing the number of shares of common stock authorized for issuance under the Incentive Plan to a total of 3,080,000 shares.

        In April 2002, the Board approved an amendment to the Incentive Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Incentive Plan by 1,000,000 shares, to a total of 4,080,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to make stock awards at levels determined appropriate by the Board.

        As of March 31, 2002, awards (net of canceled or expired awards) covering an aggregate of 2,059,591 shares of common stock had been granted under the Incentive Plan. Only 1,020,409 shares of common stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares) remained available for future grant under the Incentive Plan.

        Stockholders are requested in this Proposal 2 to approve the amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

        The essential features of the Incentive Plan are outlined below:

GENERAL

        The Incentive Plan provides for the grant of incentive stock options, non-statutory stock options, stock bonuses and restricted stock purchase awards (collectively "stock awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-statutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of stock awards. To date, the Company has granted only stock options under the Incentive Plan.

PURPOSE

        The Board adopted the Incentive Plan to provide a means by which employees and directors of, and consultants to, the Company (or any parent or subsidiary) (collectively, "participants") may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

        The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

        The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Incentive Plan to the Compensation Committee. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

        Compliance with Section 162(m) of the Code allows a company to recognize a business expense deduction in connection with compensation recognized by "covered employees" (the chief executive officer and the other four most highly compensated officers). In addition to other requirements, the directors who serve as members of the committee responsible for administering the Incentive Plan with respect to these covered employees must be "outside directors." The Board currently limits the directors who may serve as members of the Compensation Committee to those who are "outside directors" as defined in Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Incentive Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director) and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

ELIGIBILITY

        Incentive stock options may be granted under the Incentive Plan only to employees (including officers). Employees (including officers) and directors of, and consultants to, both the Company and any affiliate are eligible to receive all other types of awards under the Incentive Plan. All of the approximately 170 employees and directors of, and, generally, all consultants to, the Company are eligible to receive awards under the Incentive Plan.

        No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

        No person may be granted options under the Incentive Plan exercisable for more than 250,000 shares of common stock during any calendar year ("Section 162(m) Limitation").

STOCK SUBJECT TO THE INCENTIVE PLAN

        Subject to this Proposal, an aggregate of 4,080,000 shares of common stock is authorized for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again becomes available for issuance under the Incentive Plan. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will again become available for reissuance under the Incentive Plan for awards other than incentive stock options.

TERMS OF OPTIONS

        The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than 85% of the fair market value of the stock on the date of grant. If options are granted to covered executives with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." As of April 18, 2002, the closing price of the Company's common stock as reported on the Nasdaq National Market was $55.66 per share.

        The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of common stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

        Option Exercise.    Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest at the rate of 1/48 per month during the participant's employment by, or service as a director of or consultant to, the Company (collectively, "service"); provided, however, that options granted to new employees typically do not commence vesting until after six months of employment. Options granted under the Incentive Plan also may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of the Company or by a combination of these means.

        Term.    The maximum term of options under the Incentive Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within a period specified in the option after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual options may provide for exercise within a longer or shorter period of time following termination of service.

        An option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

NON-EMPLOYEE DIRECTORS' SUB-PLAN

        In November 1999, the Board adopted the 1999 Non-Employee Directors' Stock Option Sub-Plan (the "Directors' Plan"), under and within the limits set forth in the Incentive Plan, to provide for automatic, non-discretionary grants of non-statutory stock options to directors of the Company who are not employees. Pursuant to the Directors' Plan, on each January 1st, each of the Company's non-employee directors receives an option to purchase 10,000 shares (15,000 shares in the case of the Chairman of the Board and 25,000 shares in a non-employee director's initial year of service) of the Company's common stock. Each option granted under the Directors' Plan has an exercise price equal to the fair market value of the Company's common stock on the grant date, has a term of ten years and vests in 12 equal monthly installments as long as the optionee continues to provide service to the Company as a director, employee or consultant.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

        Payment.    The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of the Company's common stock on the date of purchase. The Board may award stock bonuses in consideration of past services without a purchase payment.

        The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time the stock is purchased or at the discretion of the Board, (i) by delivery of other common stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

        Vesting.    Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

RESTRICTIONS ON TRANSFER

        A participant in the Incentive Plan may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant non-statutory stock options that are transferable. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

        Rights under a stock bonus or restricted stock bonus agreement may be transferred only on such terms and conditions as the Board may provide in the restricted stock purchase or stock bonus agreement.

ADJUSTMENT PROVISIONS

        In the event any change is made in the common stock subject to the Incentive Plan, or subject to any stock award, as a result of a merger, consolidation, reorganization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares, change in corporate structure or other transaction not involving receipt of consideration by the Company, the Incentive Plan will be appropriately adjusted as to the class and maximum number of shares of common stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class, number of shares and price per share of common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

        The Incentive Plan provides that, in the event of a disposition of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("change in control"), any surviving corporation shall either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving corporation declines to assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated. An outstanding award will terminate if the participant does not exercise it before a change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company. In the event of a dissolution or liquidation of the Company, all outstanding stock awards shall terminate immediately prior to such event.

DURATION, AMENDMENT AND TERMINATION

        The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on April 29, 2009.

        The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy Section 422 of the Code, if applicable, Rule 16b-3 of the Exchange Act or any applicable Nasdaq or securities exchange listing. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

        Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 38.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of

Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

        There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

OTHER STOCK PLANS OF THE COMPANY

        1996 Equity Incentive Plan.    Cerus' 1996 Equity Incentive Plan (the "1996 Plan") provides for grants of incentive and nonstatutory stock options, stock bonuses, rights to purchase restricted stock and stock appreciation rights. An aggregate of 1,470,000 shares of common stock has been reserved for issuance under the 1996 Plan. As of March 31, 2002, options to purchase 713,653 shares of common stock were outstanding under the 1996 Plan, and 3,156 shares remained available for grant. Incentive stock options and stock appreciation rights appurtenant thereto may be granted to employees (including officers) of the Company and any parent or subsidiary. Employees (including officers), directors and consultants are eligible to receive awards other than incentive stock options and stock appreciation rights appurtenant thereto. The exercise price of incentive stock options granted under the 1996 Plan may not be less than 100% of the fair market value of the Company's common stock on the date of grant (110% for optionees deemed to own more than 10% of the outstanding voting power of the Company), and the exercise price of nonstatutory stock options may not be less than 85% of the fair market value of the common stock on the date of the grant. The purchase price under a restricted stock purchase agreement may not be less than 85% of the stock's fair market value on the date of grant. Stock bonuses may be awarded in consideration of services rendered. All stock options have a maximum term of ten years and typically vest over a four-year period. Options may be exercised prior to vesting, subject to repurchase rights in favor of the Company that expire over the vesting period. The 1996 Plan and awards thereunder may be amended by the Board at any time or from time to time. Certain amendments require stockholder approval, if necessary for the 1996 Plan to satisfy Section 422 of the Code, Rule 16b-3 under the Exchange Act or Nasdaq or other securities exchange listing requirements. The 1996 Plan contains adjustment and change of control provisions similar to those described above with respect to the Incentive Plan. The 1996 Plan will terminate on July 23, 2006.

        1998 Non-Officer Stock Option Plan.    Cerus' 1998 Non-Officer Stock Option Plan (the "Non-Officer Plan") provides for grants of nonstatutory stock options to employees and consultants who are not officers or directors of the Company. An aggregate of 240,000 shares of common stock has been reserved for issuance under the Non-Officer Plan. As of March 31, 2002, options to purchase 211,587 shares were outstanding and 7,712 shares remained available for grant. The exercise price of options granted under the Non-Officer Plan may not be less than 85% of the fair market value of the Company's common stock on the date of grant. All options granted under the Non-Officer Plan have a maximum term of ten years and typically vest over a four-year period. Options may be exercised prior to vesting, subject to repurchase rights in favor of the Company that expire over the vesting period. The Non-Officer Plan and options thereunder may be amended by the Board at any time or from time to time. The Non-Officer Plan also contains the adjustment and change of control provisions described above with respect to the Incentive Plan. The Non-Officer Plan will terminate on November 4, 2008.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Fees billed by Ernst & Young LLP for the latest annual audit of the Company's financial statements were $113,030, and all other fees were $102,210, including audit-related services of $72,500 and non-audit services of $29,710. Audit-related services generally include fees for accounting consultations and assistance with financial statements included in registration statements and reports filed with the SEC. The Company was not billed any amounts for financial information systems design or implementation. The Audit Committee has determined that the rendering of all non-audit related services by Ernst & Young LLP is compatible with maintaining the auditors' independence.

        Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 28, 2002 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total (%)
Baxter International, Inc. and Subsidiaries Pension Trust One Baxter Parkway Deerfield, IL 60015	2,300,000	14.6
Janus Investment Fund on behalf of its series(2) 100 Fillmore Street Denver, CO 80206	1,895,280	12.0
DWS Investment GmbH Gruneberg 113-115 D-60612 Frankfurt, Germany	1,000,000	6.3
Stephen T. Isaacs(3)	362,937	2.3
Laurence M. Corash(4)	338,288	2.1
Howard G. Ervin(5)	47,220	*
John E. Hearst(6)	245,706	1.6
Gregory W. Schafer(7)	77,910	*
B.J. Cassin(8)	437,225	2.8
Bruce C. Cozadd(9)	26,260	*
C. Raymond Larkin, Jr.(10)	45,000	*
William R. Rohn	—	*
All executive officers and directors as a group (9 persons)(11)	1,580,546	9.7

*
Less than one percent (1%)

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership also includes shares of common stock subject to options currently exercisable or exercisable within 60 days of the date of this table and shares of common stock into which preferred stock is currently convertible or convertible within 60 days of the date of this table. Applicable percentages are based on 15,754,460 shares outstanding on February 28, 2002, adjusted as required by rules promulgated by the SEC.

(2)
Janus Capital Corporation, the registered investment advisor for Janus Investment Fund, may be deemed to be a beneficial owner of shares of Cerus common stock. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, such securities and disclaims any ownership associated with such rights. Thomas H. Bailey owns approximately 12.2% of Janus Capital. Mr. Bailey also serves as President and Chairman of the Board of Janus Capital. Mr. Bailey does not own of record any shares of Cerus common stock, and he has not engaged in any transaction in Cerus common stock. However, as a result of his position, Mr. Bailey may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Janus Capital may have with respect to Cerus common stock. Mr. Bailey specifically disclaims beneficial ownership over any shares of Cerus common stock that he or Janus Capital may be deemed to beneficially own.

(3)
Includes 7,607 shares owned by Mr. Isaacs' spouse, Kathryn MacBride, individually, 4,850 shares held by Kathryn MacBride as custodian for Alexandra Isaacs and 4,850 shares held by Kathryn MacBride as custodian for Megan Isaacs. Includes 126,407 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 5,835 shares would be subject to a right of repurchase in favor of Cerus.

(4)
Includes 106,763 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 5,835 shares would be subject to a right of repurchase in favor of Cerus.

(5)
Includes 42,488 shares underlying currently exercisable stock options.

(6)
Includes 99,492 shares held by the Hearst Revocable Trust, 35,876 shares held by the John Eugene Hearst Annuity Trust, 35,876 shares held by the Jean Bankson Hearst Annuity Trust and 22,050 shares held by the Leslie Jean Hearst Irrevocable Trust. Includes 52,412 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 3,647 shares would be subject to a right of repurchase in favor of Cerus.

(7)
Includes 74,006 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 9,543 shares would be subject to a right of repurchase in favor of Cerus.

(8)
Includes 332,684 shares held by Brendan Joseph Cassin and Isabel B. Cassin, Trustees of the Cassin Family Trust, 44,841 shares held by Cassin Family Partners, a California Limited Partnership and 35,000 shares held by the Cassin Educational Initiative Foundation. Includes 59,700 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 11,250 shares would be subject to a right of repurchase in favor of Cerus.

(9)
Includes 26,260 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 23,341 shares would be subject to a right of repurchase in favor of Cerus.

(10)
Includes 45,000 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 18,438 shares would be subject to a right of repurchase in favor of Cerus.

(11)
Includes 533,036 shares underlying currently exercisable stock options, 77,889 of which would be subject to a right of repurchase in favor of Cerus if exercised within 60 days of this table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires Cerus' directors and executive officers, and persons who own more than ten percent of a registered class of Cerus' equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Cerus. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Cerus with copies of all Section 16(a) forms they file.

        To Cerus' knowledge, based solely on a review of the copies of such reports furnished to Cerus and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all directors, officers and greater than ten percent beneficial owners were in compliance with applicable Section 16(a) filing requirements.

MANAGEMENT

        The executive officers of Cerus and their ages as of April 30, 2002 are as follows:

Name	Age	Position
Stephen T. Isaacs(1)	53	President, Chief Executive Officer and Director
Laurence M. Corash	58	Vice President, Medical Affairs
Howard G. Ervin	54	Vice President, Legal Affairs
John E. Hearst(1)	66	Vice President, New Science Opportunities and Director
Gregory W. Schafer	37	Vice President, Finance and Chief Financial Officer

(1)
For biographical information, see "Election of Directors" beginning on page 2.

        Laurence M. Corash, M.D., a co-founder of Cerus, has been Vice President, Medical Affairs of Cerus since July 1996. From July 1994 until he assumed his current position, Dr. Corash was Director of Medical Affairs. Dr. Corash was a consultant to Cerus from 1991 to July 1994. Dr. Corash has been a Professor of Laboratory Medicine at the University of California, San Francisco since July 1985 and Chief of the Hematology Laboratory for the Medical Center at the University of California, San Francisco since January 1982. From February 1990 to July 1994, Dr. Corash served as a consultant to the FDA Advisory Panel for Hematology Devices.

        Howard G. Ervin was appointed Vice President, Legal Affairs of Cerus in June 1999. From 1979 until 1999, Mr. Ervin was a partner of the law firm of Cooley Godward LLP, formerly Cooley Godward Castro Huddleson & Tatum, practicing corporate and intellectual property law, and was an associate of such firm from 1973 until 1979.

        Gregory W. Schafer was appointed Vice President and Chief Financial Officer of Cerus in May 1999. From May 1997 until May 1999, Mr. Schafer served as Director of Finance. From September 1995 to April 1997, Mr. Schafer was an independent management consultant. From August 1992 to September 1995, Mr. Schafer was a management consultant for Deloitte & Touche LLP.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

        Directors currently do not receive any cash compensation for their services as members of the Board of Directors, although they are reimbursed for certain expenses in connection with attendance at Board and committee meetings. The 1999 Non-Employee Directors' Stock Option Sub-Plan was adopted in November 1999 by the Board to provide for automatic, non-discretionary option grants to Cerus' non-employee directors under the Incentive Plan, beginning in 2000. Prior to such time, directors were eligible to receive discretionary awards under the 1996 Plan and the Incentive Plan. See Proposal 2 for a description of the terms of options that may be granted to non-employee directors under the Incentive Plan. In 2001, Mr. Cassin received options covering 15,000 shares at an exercise price of $75.25 per share, Mr. Cozadd received options covering 25,000 shares at an exercise price of $45.25 per share and Mr. Larkin received options covering 10,000 shares at an exercise price of $75.25 per share.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth, for the fiscal years ended December 31, 2001, 2000 and 1999, the compensation awarded to or earned by Cerus' Chief Executive Officer and the Company's other four most highly compensated executive officers for the year ended December 31, 2001 (collectively, the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE(1)

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Securities Underlying Options(#)	All Other Compensation($)(2)
Stephen T. Isaacs President and Chief Executive Officer	2001 2000 1999	380,000 325,000 300,000	162,308 94,481 91,510	100,075 40,000 —	1,185 966 1,832
Laurence M. Corash Vice President, Medical Affairs	2001 2000 1999	304,000 278,250 265,000	114,570 60,251 53,470	70,125 32,500 —	2,215 1,806 1,568
Howard G. Ervin(3) Vice President, Legal Affairs	2001 2000 1999	241,000 220,375 110,340	72,330 43,071 12,297	17,500 10,000 75,000	1,145 966 345
John E. Hearst Vice President, New Science Opportunities	2001 2000 1999	240,000 220,500 210,000	87,210 36,756 20,087	40,050 20,000 —	6,429 4,528 4,612
Gregory W. Schafer(4) Vice President, Finance and Chief Financial Officer	2001 2000 1999	213,000 165,000 125,798	60,199 31,011 23,678	25,025 45,000 25,000	382 292 151

(1)
In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all salaried employees, and certain perquisites and other personal benefits received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2)
Reflects group term life insurance premiums paid by Cerus.

(3)
Mr. Ervin joined Cerus as Vice President, Legal Affairs in June 1999.

(4)
Mr. Schafer, previously Cerus' Director of Finance, was promoted to Vice President, Finance and Chief Financial Officer in May 1999. Compensation amounts for 1999 reflect Mr. Schafer's compensation for the year in both capacities.

STOCK OPTION GRANTS AND EXERCISES

        Cerus grants stock options to its executive officers under the Incentive Plan and the 1996 Plan.

        The following table sets forth certain information for each grant of stock options made during the fiscal year ended December 31, 2001, to each of the Named Executive Officers:

Option Grants in Fiscal Year 2001

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Percentage of Total Options Granted to Employees in Fiscal 2001 (%)(2)
Number of Securities Underlying Options Granted (#)(1)
Name			Exercise or Base Price ($/SH)	Expiration Date
					5%($)	10%($)
Stephen T. Isaacs	100,000 75	15.5 *	38.188 40.563	03/20/11 03/28/11	2,401,591 1,913	6,086,104 4,848
Laurence M. Corash	70,000 50 75	10.8 * *	38.188 40.563 45.050	03/20/11 03/28/11 09/26/11	1,681,114 1,275 2,125	4,260,273 3,232 5,385
Howard G. Ervin	17,500	2.7	38.188	03/20/11	420,278	1,065,068
John E. Hearst	40,000 50	6.2 *	38.188 40.563	03/20/11 03/28/11	960,637 1,275	2,434,442 3,232
Gregory W. Schafer	25,000 25	3.9 *	38.188 40.563	03/20/11 03/28/11	600,398 638	1,521,526 1,616

*
Less than one percent (1%)

(1)
Options generally become exercisable at a rate of 1/48th per month from the date of grant. Options may be exercised immediately pursuant to early exercise provisions contained in the option agreements. Any shares issued pursuant to such early exercise provisions are subject to repurchase upon termination of employment. Such repurchase option terminates at a rate of 1/48th per month. The options expire 10 years from the date of grant or earlier upon termination of service as an employee, director or consultant. The options will fully vest upon certain changes in control, as defined in the Company's option plans, unless the acquiring company assumes the options or substitutes similar options. See Proposal 2.

(2)
Based on options to purchase 645,270 shares granted to employees in 2001.

(3)
The potential realizable value is based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect Cerus' estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of Cerus' common stock and no gain to the optionee is possible unless the stock price increases over the option term.

        The following table sets forth, for each of the Named Executive Officers, the number and value of securities underlying options exercised during the fiscal year ended December 31, 2001 and unexercised options held at December 31, 2001.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End($) Exercisable/Unexercisable
Stephen T. Isaacs	—	—	114,741/102,084	3,333,588/1,049,363
Laurence M. Corash	—	—	98,222/73,803	2,899,685/783,489
Howard G. Ervin	18,000	766,593	36,947/47,553	839,481/912,363
John E. Hearst	2,070	65,961	47,413/42,917	1,285,181/463,236
Gregory W. Schafer	9,500	494,275	68,774/43,751	1,743,307/642,885

(1)
Value of unexercised in-the-money options is based on the per share deemed value at year end, determined after the date of grant solely for financial accounting purposes, less the exercise price payable for such shares.

SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

        Howard G. Ervin, the Company's Vice President, Legal Affairs, is a party to an agreement with the Company that provides that, in the event Mr. Ervin's employment with the Company is terminated for any reason other than for cause, he will continue to receive his base salary for nine months from such termination. In addition, the vesting of Mr. Ervin's stock options will be accelerated in the event of his involuntary termination of employment or voluntary termination for good reason in contemplation of a change of control or within 12 months following a change of control.

        Gregory W. Schafer, the Company's Vice President, Finance and Chief Financial Officer, is a party to an agreement with the Company under which the vesting of certain of Mr. Schafer's stock options will be accelerated in the event of his involuntary termination of employment or voluntary termination for good reason in contemplation of a change of control or within 12 months following a change of control.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION(1)

        The Compensation Committee of the Board of Directors is currently composed of two outside directors. The Committee is responsible for developing the Company's compensation policies and for fixing the compensation levels of the Company's officers and employees. The Company's management compensation program is designed to reward outstanding performance and results, with its compensation philosophy and program objectives directed by two primary guiding principles. First, the program is intended to provide fully competitive levels of compensation, at expected levels of performance, in order to attract, motivate and retain talented executives. To this end, the Company strives to align its executive compensation with the mid- to high-range of executive compensation in comparable development-stage companies in the medical device and biotechnology industries. These companies may, but need not, be included in the Nasdaq Pharmaceutical Index. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation is directly linked to maximizing stockholder value.

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        In support of this philosophy, the executive compensation program is designed to reward performance that is directly relevant to the Company's short-term and long-term success. As such, the Company attempts to provide both short-term and long-term incentive compensation that varies based on both corporate and individual performance. To accomplish these objectives, the Compensation Committee has structured the executive compensation program with three components: base salary, annual cash bonuses and long-term incentives (typically stock options).

        Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has determined that stock options granted under the Company's 1996 Plan and Incentive Plan with an exercise price at least equal to the fair market value of the Company's common stock on the date of grant shall be treated as "performance-based compensation."

BASE SALARY

        The Company's base salary program is based on a philosophy of providing base pay levels that are in the mid- to high-range of comparable development-stage companies in the medical device and biotechnology industries. The Company periodically reviews its executive pay levels to ensure consistency with similarly positioned companies in such industries.

        Annual salary adjustments are based on a subjective assessment of several factors, including individual performance and long-term value to the Company; competitive base salary levels; and the Company's overall progress in advancing the Company's lead products through development and clinical testing and developing new technologies. The weight of these factors in the case of a particular individual's compensation may vary.

ANNUAL BONUS

        Annual bonuses are intended to reward key employees based on Company and individual performance, motivate key employees and provide pay-for-performance cash compensation opportunities. The criteria for bonus payments to the Company's executive officers are based on the achievement of milestones and objectives established by the Compensation Committee at the beginning of the fiscal year. For fiscal year 2001, these goals included completion of the SPRINT Phase III clinical trial, submission of regulatory modules to the FDA for the INTERCEPT Platelet System, completion of a Phase IIIb clinical trial and continued progress in a Phase IIIc clinical trial of the INTERCEPT Plasma System, completion of a Phase Ic clinical trial and FDA concurrence to begin a Phase III clinical trial of the INTERCEPT Red Blood Cell System and achievement of corporate earnings objectives.

LONG-TERM INCENTIVES

        Long-term incentives are designed to focus the efforts of key employees on the long-term goals of the Company and to maximize total return to the stockholders of the Company. The Committee has relied solely on stock option awards to provide long-term incentive opportunities. Stock options align the interests of key employees and stockholders by providing value to the key employee through stock price appreciation only. Stock options issued to employees generally have a ten-year term before expiration and are fully exercisable within four years of the grant date. The Company typically grants options at the time of commencement of employment and on a periodic basis thereafter. In awarding stock options, the Company considers individual performance, overall contribution to the Company, officer retention, the number of unvested stock options and the total number of stock options to be awarded. Consistent with these criteria, the Compensation Committee granted stock options to the Company's executive officers as set forth in the table captioned "Option Grants in Fiscal Year 2001."

FISCAL 2001 COMPENSATION

        The compensation for the executive officers for fiscal 2001 was determined in the manner described above, and no particular quantitative measures were used by the Compensation Committee in determining their compensation except as so described.

        Chief Executive Officer Compensation.    The 2001 base salary of the Company's Chief Executive Officer, Stephen T. Isaacs, was based largely on 2000 performance. Achievements in 2000 included completion of the EuroSPRITE Phase III clinical trial, filing of a CE Mark approval application for the INTERCEPT Platelet System, continued progress in the SPRINT Phase III clinical trial, completion of a Phase IIIa clinical trial and continued progress in Phase IIIb and IIIc clinical trials of the INTERCEPT Plasma System, initiation of a Phase Ic clinical trial of the INTERCEPT Red Blood Cell System and achievement of corporate earnings objectives. Accordingly, the Compensation Committee deemed it appropriate and consistent with these accomplishments to increase Mr. Isaacs' base salary from $325,000 to $380,000 for 2001. Similarly Mr. Isaacs received a cash bonus of $162,308 for 2001 for his contribution to achievement of the 2001 objectives described above. Mr. Isaacs was awarded 100,000 stock options in 2001 due to his performance and overall contribution to the Company and to adjust his level of unvested options to be more consistent with chief executive officers at similar companies within the medical device and biotechnology industries.

B.J. Cassin
C. Raymond Larkin, Jr.

REPORT OF THE AUDIT COMMITTEE(1)

        The Audit Committee is composed of three directors satisfying the independence and financial literacy requirements of the rules of the Nasdaq Stock Market and acts under a written charter. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements for the year ended December 31, 2001. This review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement of Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and received by the Audit Committee, and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their audit. The Audit Committee meets with the independent auditors periodically, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC. The Audit Committee and the Board have also recommended, and have asked the stockholders to ratify, the selection of the Company's independent auditors.

B.J. Cassin, Chairman
Bruce C. Cozadd
C. Raymond Larkin, Jr.

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Performance Measurement Comparison(1)

        The following graph shows the total stockholder return of an investment of $100 in cash on January 31, 1997 for (i) the Company's common stock, (ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Nasdaq Pharmaceutical Stocks Index. All values assume reinvestment of the full amount of all dividends.

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN TRANSACTIONS

JANUS INVESTMENT FUND

        On August 25, 2000, Janus Investment Fund, on behalf of its series, purchased 1,200,000 shares of common stock from Cerus in a private placement, at a purchase price of $50 per share. The shares were purchased on behalf of two mutual funds: the Janus Venture Fund (500,000 shares) and the Janus Global Life Sciences Fund (700,000 shares). The Stock Purchase Agreement governing the transaction required Cerus to register the shares with the SEC for resale, and Cerus has done so. As of March 31, 2002, none of these shares have been sold. As of December 31, 2001, Janus Capital Corporation, the registered investment advisor for Janus Investment Fund, reported beneficial ownership of 1,929,370 shares of Cerus' common stock.

DWS INVESTMENT GMBH

        On May 14, 2001, DWS Investment GmbH purchased 1,000,000 shares of common stock from Cerus in a private placement, at a purchase price of $52 per share. The Stock Purchase Agreement governing the transaction required Cerus to register the shares with the SEC for resale, and Cerus has done so. As of March 31, 2002, none of these shares have been sold. As of December 31, 2001, DWS Investment GmbH reported beneficial ownership of 1,000,000 shares of Cerus' common stock.

BAXTER INTERNATIONAL, INC. AND SUBSIDIARIES PENSION TRUST

        On May 17, 2001, Baxter International, Inc. and Subsidiaries Pension Trust purchased 500,000 shares of common stock from Cerus in a private placement, at a purchase price of $52 per share. The Stock Purchase Agreement governing the transaction required Cerus to register the shares with the SEC for resale, and Cerus has done so. As of March 31, 2002, none of these shares have been sold. As of December 31, 2001, Baxter International, Inc. and Subsidiaries Pension Trust reported beneficial ownership of 2,300,000 shares of Cerus' common stock.

INDEMNIFICATION AND LIMITATION OF DIRECTOR AND OFFICER LIABILITY

        In July 1996, the Board authorized Cerus to enter into indemnity agreements with each of the Company's directors, executive officers, Controller and Director of Finance. The form of indemnity agreement provides that Cerus will indemnify against any and all expenses of the indemnified person who incurred such expenses because of his or her status as a director, executive officer, Controller or Director of Finance, to the fullest extent permitted by Cerus' Bylaws and Delaware law. In addition, Cerus' bylaws provide that Cerus shall indemnify its directors and executive officers to the fullest extent permitted by Delaware law, subject to certain limitations, and may also secure insurance, to the fullest extent permitted by Delaware law, on behalf of any director, officer, employee or agent against any expense, liability or loss arising out of his or her actions in such capacity.

        Cerus' restated certificate of incorporation contains certain provisions relating to the limitation of liability of directors. Cerus' restated certificate provides that a director shall not be personally liable to Cerus or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of dividends or unlawful stock repurchases or redemptions or (iv) for any transaction from which the director derived an improper benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of a Cerus director shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. The provision in the restated certificate does not eliminate the duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Lori L. Roll Corporate Secretary

May 3, 2002

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Cerus stockholders may be "householding" our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker directly or direct your written request to: Corporate Secretary, Cerus Corporation, 2411 Stanwell Drive, Concord, CA 94520 or contact Corporate Secretary, Cerus Corporation at (925) 288-6000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001 is available without charge upon written request to: Corporate Secretary, Cerus Corporation, 2411 Stanwell Drive, Concord, CA 94520.

CERUS CORPORATION
1999 EQUITY INCENTIVE PLAN

Adopted April 30, 1999
Approved By Stockholders July 2, 1999
Amended March 27, 2000
Approved By Stockholders May 11, 2000
Amended March 29, 2001
Approved By Stockholders May 23, 2001
Amended April 29, 2002
Termination Date: April 29, 2009

1.    PURPOSES.

  (a)
  Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees and Directors of, and Consultants to, the Company and its Affiliates.

  (b)
  Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

  (c)
  General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS.

  (a)
  "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

  (b)
  "Board" means the Board of Directors of the Company.

  (c)
  "Code" means the Internal Revenue Code of 1986, as amended.

  (d)
  "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

  (e)
  "Common Stock" means the common stock of the Company.

  (f)
  "Company" means Cerus Corporation, a Delaware corporation.

  (g)
  "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include Directors who are not compensated by the Company for their services as Directors.

  (h)
  "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The

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    Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

  (i)
  "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

  (j)
  "Director" means a member of the Board of Directors of the Company.

  (k)
  "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

  (l)
  "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

  (m)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (n)
  "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

  (i)
  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

  (ii)
  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

  (o)
  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (p)
  "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

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  (q)
  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

  (r)
  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (s)
  "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

  (t)
  "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

  (u)
  "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

  (v)
  "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

  (w)
  "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

  (x)
  "Plan" means this Cerus Corporation 1999 Equity Incentive Plan.

  (y)
  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

  (z)
  "Securities Act" means the Securities Act of 1933, as amended.

  (aa)
  "Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

  (bb)
  "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

  (cc)
  "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    ADMINISTRATION.

  (a)
  Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

  (b)
  Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

  (i)
  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or

3

      combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

    (ii)
    To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

    (iii)
    To amend the Plan or a Stock Award as provided in Section 12.

    (iv)
    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

  (c)
  Delegation to Committee.
  (i)
  General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

  (ii)
  Committee of Outside or Non-Employee Directors. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors, the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4.    SHARES SUBJECT TO THE PLAN.

  (a)
  Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate four million eighty thousand (4,080,000) shares of Common Stock.

  (b)
  Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

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  (c)
  Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

  (a)
  Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

  (b)
  Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

  (c)
  Section 162(m) Limitation. Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than two hundred fifty thousand (250,000) shares of the Common Stock during any calendar year.

  (d)
  Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.    OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

  (a)
  Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

  (b)
  Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

  (c)
  Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the

5

    foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

  (d)
  Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of outstanding shares of Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

    In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

  (e)
  Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

  (f)
  Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

  (g)
  Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

  (h)
  Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

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  (i)
  Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

  (j)
  Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

  (k)
  Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

  (l)
  Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

  (a)
  Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

  (i)
  Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

  (ii)
  Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

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    (iii)
    Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

    (iv)
    Transferability. Rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

  (b)
  Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

  (i)
  Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

  (ii)
  Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

  (iii)
  Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

  (iv)
  Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

  (v)
  Transferability. Rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.    COVENANTS OF THE COMPANY.

  (a)
  Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

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  (b)
  Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.    MISCELLANEOUS.

  (a)
  Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

  (b)
  Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

  (c)
  No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

  (d)
  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

  (e)
  Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the

9

    Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

  (f)
  Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.    ADJUSTMENTS UPON CHANGES IN STOCK.

  (a)
  Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

  (b)
  Change in Control—Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

  (c)
  Change in Control—Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for

10

    those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

12.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

  (a)
  Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

  (b)
  Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

  (c)
  Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

  (d)
  No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

  (e)
  Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.    TERMINATION OR SUSPENSION OF THE PLAN.

  (a)
  Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

  (b)
  No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect, except with the written consent of the Participant.

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14.    EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.    CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

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CERUS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, June 5, 2002
9:00 a.m. (local time)

CERUS CORPORATION
2411 Stanwell Drive
Concord, CA 94520

Cerus Corporation 2411 Stanwell Drive Concord, CA 94520	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 5, 2002.

The undersigned hereby appoints GREGORY W. SCHAFER and LORI L. ROLL, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Cerus Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Cerus Corporation to be held at the Company's administrative offices, located at 2411 Stanwell Drive, Concord, California 94520 on Wednesday, June 5, 2002, at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

See reverse for voting instructions.

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Cerus Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

\*/ Please detach here \*/

Management Recommends a Vote FOR the Nominees for Directors Listed Below.

1.	To elect two directors to hold office until the 2005 Annual Meeting of Stockholders.	01 Stephen T. Isaacs 02 Bruce C. Cozadd	☐	Vote FOR both nominees (except as marked)	☐	Vote WITHHELD from both nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

Management Recommends a Vote FOR Proposals 2 and 3.

2.	To approve an amendment to the Company's 1999 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 1,000,000 shares.	☐	For	☐	Against	☐	Abstain
3.	To ratify selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.	☐	For	☐	Against	☐	Abstain
Address Change? Mark Box ☐ Indicate changes below:		Dated

Signature(s) in Box
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE AMENDMENT TO THE 1999 EQUITY INCENTIVE PLAN, AS AMENDED
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE(1)
STOCK OPTION GRANTS AND EXERCISES
Option Grants in Fiscal Year 2001
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION(1)
REPORT OF THE AUDIT COMMITTEE(1)
Performance Measurement Comparison(1)
CERTAIN TRANSACTIONS
Adopted April 30, 1999 Approved By Stockholders July 2, 1999 Amended March 27, 2000 Approved By Stockholders May 11, 2000 Amended March 29, 2001 Approved By Stockholders May 23, 2001 Amended April 29, 2002 Termination Date: April 29, 2009